SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                      ___________________


   Date of Report (Date of earliest event reported) May 30, 2002
                         BICO, INC.
    (Exact name of registrant as specified in its charter)


Pennsylvania                        0-10822                25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
   of incorporation)                                    Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,  Pennsylvania 15220
   (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


      _______________________________________________________
   (Former name or former address, if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          ViaCirq, a subsidiary of BICO, Inc., has entered into a cooperative marketing agreement with FMC Extracorporeal Alliance, an affiliate of Fresenius Medical Care AG of Frankfurt, Germany. Fresenius Medical Care AG is the world's largest provider of dialysis products and services with operations in 100 countries with over 37,000 employees worldwide. Under the agreement, FMC-EA and ViaCirq will market and promote the sale and use of each other's services and products, respectively, to physicians and hospitals in the United States.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                          SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of  1934,  the  Registrant has duly caused this  Report  to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                                   BICO, INC.

                                   by /s/  Fred E. Cooper
                                           Fred E. Cooper, CEO

DATED:  May 30, 2002



      VIACIRQ ENTERS INTO CO-MARKETING AGREEMENT WITH FMC
                    EXTRACORPOREAL ALLIANCE

Pittsburgh, PA - May 30, 2002 - ViaCirq, a subsidiary of BICO, Inc. (OTCBB:BIKO) has entered into a cooperative marketing agreement with FMC Extracorporeal Alliance, an affiliate of Fresenius Medical Care AG of Frankfurt, Germany. (NYSE:FMS, FMS_p). Fresenius Medical Care AG is the world's largest provider of dialysis products and services with operations in 100 countries with over 37,000 employees worldwide.

     FMC Extracorporeal Alliance (FMC-EA), headquartered in San Diego, CA, is the leading contract provider of extracorporeal therapies. FMC-EA's suite of extracorporeal therapies includes cardiovascular perfusion, acute dialysis, therapeutic and donor apheresis, autotransfusion, and new immunoadsorption therapies. With more than 1000 clinical employees, FMC-EA provides services, under contract, to nearly 600 hospitals in 40 states. FMC-EA was established in February 2001.

     Under the agreement, FMC-EA and ViaCirq will market and promote the sale and use of each other's services and products, respectively, to physicians and hospitals in the United States. FMC-EA will market and promote intraperitoneal hyperthermia
(IPH) procedures utilizing the ThermoChem HT System and related disposables. ViaCirq will market and promote FMC-EA's perfusion and related extracorporeal services, which are provided by their certified technicians.

     Dr. Paul Zabetakis, CEO of FMC-EA, commented, "We are extremely excited about our relationship with ViaCirq and our ability to provide such a unique extracorporeal therapy as part of our clinical service offering. Entering the cancer therapy arena will be an additional valued service for our hospital and physician customers, and the patients that will benefit from this therapy."

     The ThermoChem HT System, operated by perfusion technicians during surgical procedures, is specifically designed to deliver IPH, which raises the core temperature of the abdominal cavity to the surgeons-desired temperature in the 41C (105.8 F) to 42C (107.6F) range by continuously circulating sterile solution throughout the abdominal cavity.

     IPH is used by surgical oncologists in combination with cytoreductive surgery and chemotherapy to treat cancer that has spread to the lining of the abdominal cavity as a result of advanced stages of gastric cancer, colorectal cancer, ovarian cancer, appendiceal cancer and tumors of other primary sites.

     ViaCirq, Inc., a 99%-owned subsidiary of BICO, Inc., located in Pittsburgh, PA, is the developer and manufacturer of the ThermoChem HT System for IPH. Since 1992, ViaCirq has pioneered the development of the ThermoChem technology in support of safe hyperthermia therapies.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com; www.viacirq.com

  This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.